AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 6, 1994
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the registrant                     /X/
Filed by a party other than the registrant / /

Check the appropriate box:
/ / Preliminary proxy statement
/X/ Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      Taurus MuniNewYork Holdings, Inc.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                      Taurus MuniNewYork Holdings, Inc.
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

    /X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
    / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
    / /  Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

- - --------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- - --------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

- - --------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

- - --------------------------------------------------------------------------------

    (3) Filing party:

- - --------------------------------------------------------------------------------

    (4) Date filed:

- - --------------------------------------------------------------------------------

- - ---------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                       TAURUS MUNINEWYORK HOLDINGS, INC.
                                    BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------
                 NOTICE OF 1994 ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 17, 1994
                            ------------------------

TO THE STOCKHOLDERS OF TAURUS MUNINEWYORK HOLDINGS, INC.:

     Notice is hereby given that the 1994 Annual Meeting of Stockholders (the "Meeting") of Taurus MuniNewYork Holdings, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, June 17, 1994 at 12:15 P.M. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Ernst & Young to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 25, 1994 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after May 20, 1994, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors

                                          MARK B. GOLDFUS
                                          Secretary

Plainsboro, New Jersey
Dated: May 6, 1994

                                PROXY STATEMENT
                            ------------------------
                       TAURUS MUNINEWYORK HOLDINGS, INC.
                                    BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------
                      1994 ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 17, 1994

                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Taurus MuniNewYork Holdings, Inc., a Maryland corporation (the "Fund"), to be voted at the 1994 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, June 17, 1994 at 12:15 P.M. The approximate mailing date of this Proxy Statement is May 11, 1994.


     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.


     The Board of Directors has fixed the close of business on April 25, 1994 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of April 25, 1994, the Fund had outstanding 6,714,921 shares of common stock, par value $.10 per share ("Common Stock"), and 600 shares of auction market preferred stock, par value $.10 per share and liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of April 25, 1994, no person is the beneficial owner of more than five percent of its outstanding shares of Common Stock or five percent of its outstanding AMPS.


     With respect to Item 1, Election of Directors, holders of AMPS are entitled to elect the two Directors designated below and holders of Common Stock and AMPS, voting together as a class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of the holders of a majority of the AMPS, represented at the Meeting and entitled to vote; (ii) election of the remaining Directors will require the affirmative vote of the holders of a majority of the Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class; and (iii) approval of Item 2, Selection of Independent Auditors, will require the affirmative vote of the holders of a majority of the Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                             ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All such proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

          (2) All such proxies of the holders of Common Stock and AMPS, voting together as a class, in favor of the four (4) persons designated as Directors to be elected by holders of Common Stock and AMPS.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth as follows:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY AS A CLASS

                                                                                                                    SHARES
                                                                                                                 BENEFICIALLY
                                                                                                                   OWNED AT
                                                                                                                   APRIL 25,
                                                                                                                     1994
                                                                PRINCIPAL OCCUPATIONS                            -------------
                                                                DURING PAST FIVE YEARS            DIRECTOR          COMMON
    NAME AND ADDRESS OF NOMINEE               AGE            AND PUBLIC DIRECTORSHIPS(1)            SINCE            STOCK
- - ----------------------------------------  -----------  ----------------------------------------  -----------     -------------
Ronald W. Forbes(1)(2)..................          52   Professor of Finance, School of                 1989                0
  1400 Washington Avenue                                 Business, State University of New York
  Albany, New York 12222                                 at Albany, since 1989, and Associate
                                                         Professor prior thereto; member, Task
                                                         Force on Municipal Securities Markets,
                                                         Twentieth Century Fund.

Richard R. West(1)(2)...................          56   Professor of Finance, and Dean from 1984        1989                0
  482 Tepi Drive                                         to 1993, New York University
  Southbury, Connecticut 06488                           Leonard N. Stern School Business
                                                         Administration; Professor of Finance
                                                         at the Amos Tuck School of Business
                                                         Administration from 1976 to 1984 and
                                                         Dean from 1976 to 1983; Director of
                                                         Vornado, Inc. (real estate investment
                                                         trust), Alexander's Inc. (retailer),
                                                         Bowne & Co., Inc. (financial printer)
                                                         and Smith Corona Corporation
                                                         (manufacturer of typewriters and word
                                                         processors).

    NAME AND ADDRESS OF NOMINEE              AMPS
- - ----------------------------------------  -----------
Ronald W. Forbes(1)(2)..................           0
  1400 Washington Avenue
  Albany, New York 12222

Richard R. West(1)(2)...................           0
  482 Tepi Drive
  Southbury, Connecticut 06488


TO BE ELECTED BY HOLDERS OF COMMON STOCK AND AMPS, VOTING TOGETHER AS A SINGLE CLASS

                                                                                                                 SHARES
                                                                                                              BENEFICIALLY
                                                                                                                   OWNED AT
                                                                                                                   APRIL 25,
                                                                                                                     1994
                                                                PRINCIPAL OCCUPATIONS                            -------------
                                                                DURING PAST FIVE YEARS            DIRECTOR          COMMON
     NAME AND ADDRESS OF NOMINEE              AGE            AND PUBLIC DIRECTORSHIPS(1)            SINCE            STOCK
- - ----------------------------------------  -----------  ----------------------------------------  -----------     -------------
Cynthia A. Montgomery(1)(2).............          41   Professor, Harvard Business School since        1993                0
  Harvard Business School                                1989; Associate Professor, J.L.
  Soldiers Field Road                                    Kellogg Graduate School of Management,
  Boston, Massachusetts 02163                            Northwestern University, 1985-1989;
                                                         Assistant Professor, Graduate School
                                                         of Business Administration, the
                                                         University of Michigan, 1979-1985;
                                                         Director, UNUM Corporation.

Charles C. Reilly(1)(2).................          62   Self-employed financial consultant since        1990                0
  9 Hampton Harbor Road                                  1990; President and Chief Investment
  Hampton Bays, New York 11946                           Officer of Verus Capital, Inc. from
                                                         1979 to 1990; Senior Vice President of
                                                         Arnhold and S. Bleichroeder, Inc. from
                                                         1973 to 1990; Adjunct Professor,
                                                         Columbia University Graduate School of
                                                         Business since 1990; Adjunct
                                                         Professor, Wharton School, University
                                                         of Pennsylvania, 1990; Director,
                                                         Harvard Business School Alumni
                                                         Association.

Kevin A. Ryan(1)(2). ...............              61   Founder, current Director and                   1992                0
  127 Commonwealth Avenue                                Professor at the Boston University
  Chestnut Hill,                                         Center for the Advancement of
  Massachusetts 02167                                    Ethics and Character; Professor of
                                                         Education at Boston University from
                                                         1982 until 1994; Formerly taught on
                                                         the faculties of the University
                                                         of Chicago, Stanford University
                                                         and The Ohio State University.

Arthur Zeikel(1)(3).....................          61   President and Chief Investment Officer          1988                0
  P.O. Box 9011                                          of Fund Asset Management, L.P. ("FAM")
  Princeton, New Jersey 08543-9011                       since 1977; President of MLAM since
                                                         1977 and Chief Investment Officer
                                                         since 1976; President and Director of
                                                         Princeton Services, Inc. ("Princeton
                                                         Services") since 1993; Executive Vice
                                                         President of Merrill Lynch & Co., Inc.
                                                         ("ML&Co.") since 1990; Executive Vice
                                                         President of Merrill Lynch, Pierce,
                                                         Fenner & Smith Incorporated ("MLPF&S")
                                                         since 1990 and Senior Vice President
                                                         from 1985 to 1990; Director of Merrill
                                                         Lynch Funds Distributor, Inc.
                                                         ("MLFD").

     NAME AND ADDRESS OF NOMINEE             AMPS
- - ----------------------------------------  -----------
Cynthia A. Montgomery(1)(2).............           0
  Harvard Business School
  Soldiers Field
  Boston, Massachusetts 02163

Charles C. Reilly(1)(2).................           0
  9 Hampton Harbor Road
  Hampton Bays, New York 11946

Kevin A. Ryan(1)(2).....................           0
  127 Commonwealth Avenue
  Chestnut Hill, Massachusetts 02167

Arthur Zeikel(1)(3).....................           0
  P.O. Box 9011
  Princeton, New Jersey 08543-9011



                                                   (Footnotes on following page)

(Footnotes for preceding page)

- - ---------------

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Merrill Lynch Investment Company Directorships" below.

(2) Member of Audit Committee of the Board of Directors.

(3) Interested person, as defined in the Investment Company Act of 1940, as amended, of the Fund.

     Committee and Board of Directors meetings. The Board of Directors has a standing Audit Committee, which consists of Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.


     During the fiscal year ended October 31, 1993, the Board of Directors held four meetings and the Audit Committee held five meetings. With the exception of Ms. Montgomery, each of the Directors attended at least 75% of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during such period. Ms. Montgomery has attended each meeting of the Board of Directors and the Audit Committee subsequent to her appointment to the Board of Directors and the Audit
Committee on December 8, 1993.



     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.



     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Forms 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e. any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Donald C. Burke inadvertently filed a late report to disclose that at the time he was elected as an officer of the Fund, he owned no shares of the Fund.


     Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the position he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund, President of FAM and the President and a Director of MLAM.

     Compensation of Directors. FAM, the investment adviser, pays all compensation to all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM a fee of $1,000 per year plus $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, a fee of $1,000 per year, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $21,362 for the fiscal year ended October 31, 1993.



     Merrill Lynch Investment Company Directorships. FAM or MLAM acts as the investment adviser for more than 90 other registered investment companies. Mr. Zeikel is a trustee or director of each of these companies except for Merrill Lynch Series Fund, Inc., Merrill Lynch Institutional Intermediate Fund and Merrill Lynch Funds for Institutions Series. Each of the nominees is a trustee of CMA Government Securities Fund, CMA Money Fund, CMA Treasury Fund, CMA Tax-Exempt Fund, CMA Multi-State Municipal Series Trust, CBA Money Fund, Merrill Lynch Strategic Dividend Fund and Merrill Lynch Municipal Series Trust. Each of the nominees is a director of Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Municipal Bond Fund, Inc., The Corporate Fund Accumulation Program, Inc., The Municipal Fund Accumulation Program, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Senior Strategic Income Fund, Inc., Senior High Income Portfolio, Inc., Merrill Lynch Senior High Income Portfolio II, Inc. and Taurus MuniCalifornia Holdings, Inc. In addition, Messrs. Reilly and West are directors or trustees of Emerging Tigers Fund, Inc., Merrill Lynch Dragon Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Technology Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Americas Income Fund, Merrill Lynch International Equity Fund and Worldwide DollarVest Fund, Inc. Mr. Zeikel is also a director of certain funds which are neither registered under the Investment Company Act of 1940 nor offered in the United States.

     Officers of the Fund. The Board of Directors has elected six officers of the Fund. The following sets forth information concerning each of these officers:


                                                                                                                      OFFICER
     NAME AND PRINCIPAL OCCUPATION                                                     OFFICE            AGE           SINCE
- - --------------------------------------------------------------------------------  -----------------  -----------  -----------
Arthur Zeikel...................................................................          President          61         1989
  President and Chief Investment Officer of FAM since 1977, President of MLAM since 1977 and Chief Investment Officer since 1976; President and Director of
  Princeton Services since 1993; an Executive Vice President of ML&Co. since
  1990; an Executive Vice President of MLPF&S since 1990 and a Senior Vice
  President from 1985 to 1990; Director of MLFD.

Terry K. Glenn..................................................................     Executive Vice          53         1989
  Executive Vice President of FAM and MLAM since 1983 and President Director              President
  since 1991; President of MLFD since 1986 and Director since 1991; President of
  Princeton Administrators.

Vincent R. Giordano.............................................................     Vice President          49         1989
  Senior Vice President of MLAM and FAM since 1984 and Vice President of MLAM and FAM from 1980 to 1984; Portfolio Manager of MLAM since 1977.

Kenneth A. Jacob................................................................     Vice President          44         1989
  Vice President of MLAM and FAM since 1984; employed by MLAM since 1978.

Donald C. Burke.................................................................     Vice President          33         1993
  Vice President and Director of Taxation of MLAM since 1990; Employee of
  Deloitte & Touche from 1982 to 1990.

Gerald M. Richard...............................................................          Treasurer          44         1989
  Senior Vice President and Treasurer of MLAM and FAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Treasurer of MFLD since 1984 and Vice President since 1981.

Mark B. Goldfus.................................................................          Secretary          47         1989
  Vice President of MLAM and FAM since 1985; attorney in private practice from
  1981 to 1985.



     Stock Ownership. At April 25, 1994, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than of 1% of the Common Stock of the Fund outstanding at such date. At such date Mr. Zeikel, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1/4 of 1% of the outstanding shares of common stock of ML & Co.

                       SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Ernst & Young ("E&Y"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The appointment of E&Y continues a relationship with the Fund that began in 1989. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     E&Y also acts as independent auditors for Taurus MuniCalifornia Holdings, Inc. and for certain other investment companies advised by the Investment Adviser. The Board of Directors of the Fund considered the fact that E&Y has been retained as the independent auditors for such other entities in its evaluation of the independence of E&Y with respect to the Fund.

     Representatives of E&Y are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                           INFORMATION REGARDING THE
                         INVESTMENT ADVISORY AGREEMENT


     On January 25, 1990, the Fund entered into an investment advisory agreement (the "Investment Advisory Agreement") with FAM. On December 8, 1993, the Board of Directors of the Fund approved the continuation of the Investment Advisory Agreement for a period of one year. In their consideration of this matter, the Directors received information relating to, among other things, alternatives to the present arrangements, the nature, quality and extent of the advisory and other services provided to the Fund by FAM and comparative data with respect to the advisory and management arrangements of other investment companies. The Directors also received information as to the profitability of FAM for providing such services. The stockholders last approved the continuance of the Investment Advisory Agreement on June 12, 1992.


INFORMATION CONCERNING FAM


     Effective January 1, 1994, FAM was reorganized as a Delaware limited partnership. FAM (the general partner of which is Princeton Services, a wholly-owned subsidiary of ML&Co.) is owned and controlled by ML&Co. and is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. ML&Co. is located at 250 Vesey Street, New York, New York 10281. The reorganization did not result in a change of management of FAM, in any of its personnel, or in an adverse change in its financial condition. Prior to the reorganization, FAM, which was known as Fund Asset Management, Inc. ("FAMI"), was a Delaware corporation which had been incorporated in 1976. Prior to its reorganization, FAM was a wholly-owned subsidiary of MLAM, a Delaware corporation, which was also reorganized as a Delaware limited partnership effective January 1, 1994. MLAM was a wholly-owned subsidiary of ML&Co. prior to its reorganization, and continues to be owned and controlled by ML&Co. after its reorganization. MLAM is also located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. MLAM or FAM acts as the investment adviser to more than 90 other registered investment companies. In addition, MLAM offers portfolio management and portfolio analysis services
                                       7
to individuals and institutions. FAMI's audited balance sheet as of its most recent fiscal year end is appended to this Proxy Statement as Exhibit A.


     Securities held by the Fund may also be held by or be appropriate investments for other funds or clients (collectively referred to as "clients") for which MLAM or FAM acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more other clients are selling the security. If purchases or sales of securities for the Fund or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all by MLAM or FAM. To the extent that transactions on behalf of more than one client of MLAM or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     The following table sets forth the name, title and principal occupation of the principal executive officers of FAM and the directors of Princeton Services, the general partner of FAM.


     NAME*                                           TITLE                          PRINCIPAL OCCUPATION
- - ------------------------------------  ------------------------------------  ------------------------------------
Arthur Zeikel.......................  President, and Chief Investment       President and Chief Investment
                                        Officer of FAM and Director of        Officer of MLAM and FAM; and
                                        Princeton Services                    Executive Vice President of ML &
                                                                              Co.

Terry K. Glenn......................  Executive Vice President of FAM and   Executive Vice President of MLAM and
                                        Director of Princeton Services        FAM; Executive Vice President of
                                                                              Princeton Services

Philip L. Kirstein..................  Senior Vice President and General     Senior Vice President and General
                                        Counsel of FAM and Director of        Counsel of MLAM and FAM
                                        Princeton Services

- - ---------------

* Mr. Zeikel is presently a Director of the Fund. The address of Messrs. Zeikel, Glenn and Kirstein is Box 9011, Princeton, New Jersey 08543-9011.

TERMS OF INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund's portfolio and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM, subject to review by the Board of Directors. FAM provides the portfolio management for the Fund. Such portfolio management considers analyses from various sources (including brokerage firms with which the Fund does business), makes the necessary investment decisions and places transactions accordingly. FAM is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

     Investment Advisory Fee. The Investment Advisory Agreement provides that as compensation for its services to the Fund, FAM receives from the Fund at the end of each month a fee at an annual rate of 0.50% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the

Fund, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of AMPS). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. For the fiscal year ended October 31, 1993, the investment advisory fee payable by the Fund to FAM aggregated $587,767 (based upon average net assets of approximately $117.5 million). At March 31, 1994, the Fund had net assets of approximately $109.1 million. At this asset level the Fund's annual investment advisory fee would aggregate approximately $545,748.



     Payment of Expenses. The Investment Advisory Agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with the investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of FAM or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and shareholder reports, charges of the Custodian and Transfer Agent, Dividend Disbursing Agent and Registrar, fees and expenses with respect to the issuance of preferred stock, Securities and Exchange Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by FAM, and the Fund reimburses FAM for its costs in connection with such services. For the fiscal year ended October 31, 1993, the Fund reimbursed $37,692 to FAM for such accounting services.


     Duration and Termination. The Investment Advisory Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of capital stock of the Fund and (b) by a majority of the Directors who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Such agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Subject to policies established by the Board of Directors of the Fund, FAM is primarily responsible for the execution of the Fund's portfolio transactions and the allocations of the brokerage. In executing such transactions, FAM seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The portfolio securities of the Fund generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. The Fund paid no brokerage commissions in connection with portfolio transactions for the fiscal year ended October 31, 1993.

     The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provided supplemental investment research to FAM, including MLPF&S, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by FAM under the Investment Advisory Agreement and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.


     The securities in which the Fund primarily invests are traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including MLPF&S and its affiliates, in connection with such transactions except that pursuant to an exemptive order obtained by FAM, the Fund may engage in principal transactions with MLPF&S in high quality, short-term, tax-exempt securities. For the fiscal year ended October 31, 1993, pursuant to such order, the Fund engaged in one transaction with MLPF&S in the aggregate amount of approximately $300,000 representing .20% of the Fund's aggregate dollar amount of transactions. However, an affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis. For the fiscal year ended October 31, 1993, the Fund did not incur any charges in broker commissions.


     The Board of Directors has considered the possibility of recapturing for the benefit of the fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including MLPF&S. For example, brokerage commissions received by MLPF&S could be offset against the investment advisory fee paid by the Fund to FAM. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.


     Periodic auctions are conducted for the AMPS by IBJ Schroder Bank & Trust Company as auction agent (the "Auction Agent") for the Fund. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. The Auction Agent after each auction pays a service charge, from funds provided by the Fund, to each broker-dealer at the annual rate of 1/4 of 1% calculated on the basis of the purchase price of shares of AMPS placed by such broker-dealer at such auction. Pursuant to such arrangement, the Fund paid an aggregate amount of $75,816 in commissions for the fiscal year ended October 31, 1993. Of that amount, $74,873 was paid to MLPF&S for its services as a broker-dealer.


                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of E&Y as independent auditors.

     Broker-dealer firms, including MLPF&S, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. The Fund also will count toward a quorum shares as to which proxies are returned by record shareholders but which are marked "abstain" on any Item. MLPF&S has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. However, abstentions will not be counted as votes cast. Abstentions, therefore, will not have an effect on the vote on Item 2.

STOCKHOLDER PROPOSALS


     If a stockholder intends to present a proposal at the 1995 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by January 9, 1995.


                                          By Order of the Board of Directors

                                          MARK B. GOLDFUS
                                          Secretary


Dated: May 6, 1994

                                                                       EXHIBIT A

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1993
                                      AND
                          INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

FUND ASSET MANAGEMENT, INC.:

     We have audited the accompanying consolidated balance sheet of Fund Asset Management, Inc. and subsidiary (the "Company") as of December 31, 1993. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on the balance sheet based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such consolidated balance sheet presents fairly, in all material respects, the financial position of the Company at December 31, 1993 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE
Parsippany, New Jersey
February 28, 1994

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET


                                                                                                   DECEMBER 31,
                                                                                                       1993
                                                                                                 -----------------
     ASSETS
Cash...........................................................................................  $         996,680
Receivable from affiliated companies:
  Lease transactions...........................................................................         24,501,523
  Sale of leased investment....................................................................         48,312,532
Fund management fees receivable................................................................         28,927,938
Investments in leases:
  Leveraged leases.............................................................................         57,431,668
  Sales-type lease.............................................................................          3,362,521
Investments in affiliated investment companies--(market: $19,731,088)..........................         18,181,262
Investment in affiliated limited partnership...................................................         31,109,264
                                                                                                 -----------------
TOTAL ASSETS...................................................................................  $     212,823,388
                                                                                                 -----------------
                                                                                                 -----------------
     LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Payable to Merrill Lynch & Co., Inc. and affiliates............................................  $      21,554,955
Deferred income taxes:
  Arising from leveraged leases................................................................         52,938,886
  Arising from sales-type lease................................................................          1,351,622
  Other........................................................................................         15,838,124
Other..........................................................................................              8,501
                                                                                                 -----------------
Total liabilities..............................................................................         91,692,088
                                                                                                 -----------------
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share--authorized 25,000 shares;
  outstanding 1,000 shares.....................................................................              1,000
Additional paid-in capital.....................................................................        686,215,876
Retained earnings..............................................................................        119,029,472
Proceeds receivable from Merrill Lynch & Co., Inc. from sale of subsidiaries...................       (684,115,048)
                                                                                                 -----------------
Total stockholder's equity.....................................................................        121,131,300
                                                                                                 -----------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY.....................................................  $     212,823,388
                                                                                                 -----------------
                                                                                                 -----------------


                    See notes to consolidated balance sheet

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY
                      NOTES TO CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1993

ORGANIZATION

     Fund Asset Management, Inc. and subsidiary (the "Company"), a wholly-owned subsidiary of Merrill Lynch Investment Management Inc. (the "Parent"), or "MLIM" which is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."), serves as an investment adviser to various registered open-end investment companies. The company is also a lessor participant in certain leveraged and sales-type lease agreements.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Income Taxes--The results of the operations of the Company are included in the consolidated Federal and combined state and local income tax returns filed by ML&Co. It is the policy of ML & Co. to allocate the tax associated with such operating results to each respective subsidiary in a manner which approximates the separate company method. In 1992, ML&Co. adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") which requires an asset and liability method in recording income taxes on all transactions that have been recognized in the financial statements. SFAS 109 provides that deferred taxes be adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

TRANSACTIONS WITH AFFILIATES

     The Company serves as an investment adviser for certain affiliated investment companies. The Company maintains investments in certain of these investment companies. Such investments are carried at the lower of cost or market value. Market value is determined based upon quoted market prices.

     The Company has an arrangement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") an affiliate which provides that the Company, which receives revenue as an investment adviser to certain investment companies (the "Funds"), reimburse MLPF&S for certain costs incurred in processing transactions involving shares of the Funds.

     ML&Co. is the holder of the Company's excess cash, which is available on demand to meet current liabilities. ML&Co. credits the Company for interest at a floating rate approximating ML & Co.'s average borrowing rate, based on the Company's average daily balances due to/from ML&Co.

     The "Receivable from affiliated companies" arising from lease transactions is summarized as follows:

Monies advanced to fund lease transactions................................  $    (103,476,954)
Tax benefits allocated to the Company by ML & Co..........................         88,699,254
Other.....................................................................         39,279,223
                                                                            -----------------
Total.....................................................................  $      24,501,523
                                                                            -----------------
                                                                            -----------------

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY
                NOTES TO CONSOLIDATED BALANCE SHEET--(CONTINUED)
                               DECEMBER 31, 1993

TRANSACTIONS WITH AFFILIATES--(CONTINUED)
     The Company has a 49 percent limited partnership interest in ML Plainsboro Limited Partnership ("MLP") whose general partner is an affiliate. Profits and losses are allocated to the Company based on its percentage interest.

     During 1992, the Company sold its investment in Merrill Lynch Interfunding, Inc. and Merlease Leasing Corp. to an affiliate at book value, resulting in a receivable from ML & Co. This receivable is reflected as a reduction to stockholder's equity.

INVESTMENTS IN LEASES

     The Company is a lessor participant in leveraged leases.

     Pertinent information relating to the Company's investments in leveraged leases is summarized as follows:

                                                                                      ESTIMATED
                                                     LENGTH OF                     RESIDUAL VALUE
                                                       LEASE         EQUITY           OF LEASED
                 TYPE OF PROPERTY                     (YEARS)      INVESTMENT         PROPERTY
- - --------------------------------------------------  -----------  ---------------  -----------------
Generating plant..................................       24-25          34.06%             15.0%

     Financing beyond the Company's equity interest in the purchase price of the properties was furnished by outside parties in the form of long-term debt that provides for no recourse against the Company and is secured by a first lien on the properties and related rentals. At the end of the respective lease terms, ownership of the properties remains with the Company.

     The Company's net investment in leveraged leases is summarized as follows:

Rentals receivable (net of principal interest on nonrecourse debt)...........  $    66,075,030
Estimated residuals values of leased assets..................................       18,964,143
Less:
  Unearned and deferred income...............................................      (26,617,505)
  Allowance for uncollectibles...............................................         (990,000)
                                                                               ---------------
Investment in leveraged leases...............................................       57,431,668
Less deferred taxes arising from leveraged leases............................      (52,938,886)
                                                                               ---------------
Net investment in leveraged leases...........................................  $     4,492,782
                                                                               ---------------
                                                                               ---------------

     During 1993, the Company sold its equity interest in the chemical tanker previously accounted for as a leveraged lease. The sale resulted in an after-tax gain of $112,000.

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY
                NOTES TO CONSOLIDATED BALANCE SHEET--(CONTINUED)
                               DECEMBER 31, 1993

INVESTMENTS IN LEASES--(CONTINUED)

     The Company's investment in the sales-type financing leases consisted of the following elements at December 31, 1993:


Minimum lease payments receivable.............................................  $   3,672,000
Less:
  Unearned income.............................................................        (59,479)
  Allowance for uncollectibles................................................       (250,000)
                                                                                -------------
Investment in sales type financing leases.....................................  $   3,362,521
                                                                                -------------
                                                                                -------------

     At December 31, 1993 minimum lease payments receivable are $3,672,000 for 1994.

     For Federal income tax purposes, the Company receives the investment tax credit and has the benefit of tax deductions for (i) depreciation on the entire amount of leased assets and (ii) interest on the outstanding long-term debt. For state and local tax purposes, the Company also receives the benefits of tax deductions from (i) and (ii) above. Since, during the early years of the leases, those deductions exceed the Company's lease rental income, substantial excess deductions are available to be applied against the Company's other income and the consolidated income of ML&Co. In the later years of these leases, rental income will exceed the related deductions and taxes will be payable (to the extent that net deductions arising from additional leveraged lease transactions do not offset such net lease income). Deferred taxes have been provided to reflect these temporary differences.

INCOME TAXES

     As part of the consolidated group, the Company transfers its current Federal and state tax liabilities to MLIM. No such amounts were due to MLIM at December 31, 1993.

PENSION PLAN

     The Company participates in the ML&Co. Comprehensive Retirement Program (the "Program") consisting of the Retirement Accumulation Plan ("RAP") and the Employee Stock Ownership Plan (the "ESOP"). Under the Program, cash contributions made by the Company and the ML&Co. stock held by the ESOP will be allocated quarterly to participants' accounts. Allocations will be based on years of service, age and eligible compensation. Actuarial data regarding the Company's Plan participants is not separately available.

NAME CHANGE

     Effective December 28, 1991, the Company's Parent, through an amendment of its certificate of incorporation, changed its name to Merrill Lynch Investment Management, Inc. ("MLIM"). MLIM does business under the name "Merrill Lynch Asset Management."

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY
                NOTES TO CONSOLIDATED BALANCE SHEET--(CONTINUED)
                               DECEMBER 31, 1993

SUBSEQUENT EVENT

     Effective January 1, 1994, Fund Asset Management, Inc. contributed certain net investment advisory assets to Fund Asset Management, L.P., a newly formed Delaware limited partnership, in exchange for a 99% limited partnership interest. The general partner, Princeton Services, Inc. (a wholly-owned subsidiary of ML & Co.) contributed 1% of the value of the net investment advisory assets in exchange for its 1% general partnership interest. The Partnership's profits and losses are to be allocated in proportion to the capital contributions of the partners.

          _________________________________________________________________

               BY SIGNING AND PROMPTLY RETURNING THE ENCLOSED PROXY YOU MAY SAVE YOUR FUND THE EXPENSE OF ADDITIONAL SOLICITATION COSTS.

          _________________________________________________________________

               THE ENCLOSED PROXY CARD HAS BEEN FORWARDED TO YOU BECAUSE YOU WERE A SHAREHOLDER ON THE RECORD DATE.

               IT IS IMPORTANT THAT YOU VOTE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

          _________________________________________________________________

                                             AUCTION MARKET PREFERRED STOCK

                         TAURUS MUNINEWYORK HOLDINGS, INC.
                                    P.O. Box 9011
                          Princeton, New Jersey 08543-9011

                                        PROXY

             This Proxy is solicited on behalf of the Board of Directors.


               The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of Taurus MuniNewYork Holdings, Inc. (the "Fund") held of record by the undersigned on April 25, 1994, at the annual meeting of stockholders of the Fund to be held on June 17, 1994 or any adjournment thereof.

               This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.


                           (Continued and to be signed on the reverse side)

          1.  ELECTION OF DIRECTORS   FOR all nominees   WITHHOLD AUTHORITY
                                      listed below       to vote for all
                                      (except as marked  nominees listed
                                      to the contrary    below /  /
                                      below) /  /

          (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
          Ronald W. Forbes, Richard R. West, Charles C. Reilly, Kevin A. Ryan, Cynthia A. Montgomery, Arthur Zeikel


          2.   Proposal to ratify the selection
               of Ernst & Young as the
               independent auditors of the Fund
               to serve for the current fiscal
               year.
               FOR / /   AGAINST / /   ABSTAIN / /

          3.   In the discretion of such proxies,
               upon such other business as may
               properly come before the meeting
               or any adjournment thereof.


          Please sign exactly as name appears hereon.
          When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

          Dated:  _____________________, 1994


          X _________________________________
                      Signature


          X _________________________________
              Signature, if held jointly


          Please mark boxes /fill in completely/ or /x/ in blue or black ink. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                               COMMON STOCK

                        TAURUS MUNINEWYORK HOLDINGS, INC.
                                    P.O. Box 9011
                          Princeton, New Jersey 08543-9011

                                        PROXY

             This Proxy is solicited on behalf of the Board of Directors.


               The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Taurus MuniNewYork Holdings, Inc. (the "Fund") held of record by the undersigned on April 25, 1994, at the annual meeting of stockholders of the Fund to be held on June 17, 1994 or any adjournment thereof.

               This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.


                           (Continued and to be signed on the reverse side)

          1.  ELECTION OF DIRECTORS   FOR all nominees   WITHHOLD AUTHORITY
                                      listed below       to vote for all
                                      (except as marked  nominees listed
                                      to the contrary    below /  /
                                      below) /  /

          (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
          Charles C. Reilly, Kevin A. Ryan, Cynthia A. Montgomery, Arthur
          Zeikel


          2.   Proposal to ratify the selection
               of Ernst & Young as the
               independent auditors of the Fund
               to serve for the current fiscal
               year.
               FOR / /   AGAINST / /   ABSTAIN / /

          3.   In the discretion of such proxies,
               upon such other business as may
               properly come before the meeting
               or any adjournment thereof.


          Please sign exactly as name appears hereon.
          When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

          Dated:  _____________________, 1994


          X _________________________________
                      Signature


          X _________________________________
              Signature, if held jointly


          Please mark boxes /fill in completely/ or /x/ in blue or black ink. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                          2